EXHIBIT 32.2
Certification Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906
of The Sarbanes-Oxley Act of 2002
Not Filed Pursuant to the Securities Exchange Act of 1934
     In connection with the Quarterly Report of Friedman Industries, Incorporated (the “Company”) on Form 10-Q for the period ending December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ben Harper, Senior Vice President-Finance and Secretary/Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: February 13, 2009

By	/s/ BEN HARPER
	Name:	Ben Harper
	Title:	Senior Vice President-Finance and Secretary/Treasurer